                                                                    Exhibit 99.1

                 SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

         The following table sets forth our selected historical consolidated financial information for each of the years in the five year period ended December 31, 2002 and as of the end of each of such years and for each of the six month periods ended June 30, 2003 and June 30, 2002 and as of the end of each such six month period. The selected consolidated financial and other data as of December 31, 2002 and 2001, and for each of the years in the three year period ended December 31, 2002 were derived from our audited consolidated financial statements included elsewhere in this prospectus. The selected consolidated financial and other data as of December 31, 2000, 1999 and 1998, and for each of the two years ended December 31, 1999 have been derived from our audited consolidated financial statements which are not included in this prospectus. The selected historical consolidated financial data as of and for the six months ended June 30, 2003 and June 30, 2002 have been derived from our unaudited consolidated financial statements, included elsewhere in this prospectus. The results for the six month period ended June 30, 2003 are not necessarily indicative of the results that may be expected for the entire year.

         In the second quarter of 2003, we changed our accounting (effective January 1, 2003) for the recognition of recoveries of unpaid dues on inactive membership contracts from accrued-based estimations to a cash basis of recognition, which is considered a preferable method. As a result, a cumulative non-cash charge of $15.4 million (net of tax effect of $4.9 million was recorded). The financial statements show the pro forma effect of this change on income from continuing operations, net income and earnings per share. In the first quarter of 2003 we adopted the provisions of Statement of Financial Accounting Standards No. 143, Accounting for Asset Retirement obligations and recorded a $.2 million cumulative effect adjustment to reflect this accounting change. In the first quarter of 2002, we reduced our tax valuation allowance against net operating losses realized in prior periods by $4.0 million ($.12 per diluted share). This adjustment decreased the income tax provision, increasing net income. In the third quarter of 2002, we recorded a special charge of $6.5 million ($.15 per diluted share) to settle a class action lawsuit arising in the early 1990's. In the fourth quarter of 2002, we recorded a special charge totaling $65.7 million ($1.54 per diluted share). This charge included $55.0 million ($1.29 per diluted share) netted against net revenues, to increase our receivable reserves based on assuming an accelerated monetization scenario and the belief that strengthening of the receivable reserves was warranted, $7.3 million ($.17 per diluted share) to provide for amounts related to a separation agreement entered into when our former CEO retired, and $3.4 million ($.08 per diluted share) to write down inventory. In 2002, we adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, and ceased amortization of goodwill and indefinite lived trademarks, in accordance with the provisions of this standard. In the third quarter of 2001, we recorded a net benefit of special items of $8.3 million ($.27 per diluted share) to record special charges primarily related to the September 11th tragedy and a one-time markdown of retail apparel, offset by a reduction of our tax valuation allowance as a result of our continued improved operating results and trends. In the fourth quarter of 2000, we recorded a one-time non-cash charge of $6.5 million ($.24 per diluted share) to write off third-party Internet investments. In the third quarter of 2000, as a result of our improved operating results and trends, we reduced our tax valuation allowance by $20.0 million ($.72 per diluted share). In the first quarter of 1999, in accordance with AICPA Statement of Position 98-5, Reporting Costs of Start-up Activities, we wrote off unamortized start-up costs of $.3 million ($.01 per share) as a cumulative effect of a change in accounting principle.

         EBITDA is defined as net income (loss) before depreciation and amortization, income taxes, interest expense, discontinued operations and other (and cumulative effect of accounting change, where applicable). We have presented EBITDA supplementally because we believe this information is useful given the significance of our depreciation and amortization and because of our highly leveraged financial position. The table below includes a reconciliation from net income to EBITDA. This data should not be considered as an alternative to any measure of performance or liquidity as promulgated under generally accepted accounting principles (such as cash provided by/used in operating, investing and financing activities), nor should this data be considered as an indicator of our overall financial performance. Also, the EBITDA definition used by us may not be comparable to similarly titled measures reported by other companies.

         You should read the table below in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our consolidated financial statements and related notes included elsewhere in this prospectus. All amounts are presented in thousands, except club-related data and ratios.

                                                                                                SIX MONTHS
                                                     YEAR ENDED DECEMBER 31                    ENDED JUNE 30
                                      ---------------------------------------------------    ------------------
                                        1998       1999       2000       2001       2002       2002       2003
                                      -------    -------    -------    -------    -------    -------    -------
                                              (in millions, except club, member, ratio and per share data)
STATEMENT OF OPERATIONS DATA
Net revenues:
  Membership revenue                  $ 534.1    $ 589.4    $ 659.3    $ 689.5    $ 730.6    $ 371.0    $ 346.4
  Products and services                  32.5       62.6      110.9      144.9      217.7      105.7      149.4
  Miscellaneous revenue                   9.0       11.0       15.7       17.1       19.6        9.9        9.7
  Special charge to
     membership receivable reserve          -          -          -          -      (55.0)         -          -
                                      -------    -------    -------    -------    -------    -------    -------
Total net revenues                      575.6      663.0      785.9      851.5      912.9      486.6      505.5
Operating costs and expenses:
  Fitness center operations             390.7      418.8      466.7      496.9      557.8      277.9      281.6
  Products and services                  22.4       41.6       71.7       91.4      141.6       66.8       94.5
  Member processing and
     collection centers                  40.5       40.9       43.5       42.3       45.3       22.0       23.6
  Advertising                            45.0       47.7       51.5       54.0       55.6       32.9       32.1
  General and administrative             26.1       27.2       29.0       27.3       32.0       15.8       16.7
  Special charges                           -          -        6.5        6.7       17.2          -          -
  Depreciation and amortization          48.3       52.9       65.6       72.9       74.3       36.4       38.6
                                      -------    -------    -------    -------    -------    -------    -------
Operating income (loss)                   2.6       33.9       51.4       60.0      (10.9)      34.8       18.4
Finance charges earned                   50.2       59.4       68.5       67.3       67.8       35.1       37.3
Interest expense                        (41.5)     (52.4)     (62.1)     (58.8)     (55.5)     (28.2)     (27.9)
Other, net                                2.5        2.4        1.8        0.7       (0.6)       0.2       (1.8)
Income from continuing operations
  before income taxes                    13.8       43.3       59.6       69.2        0.8       41.9       26.0
Income tax benefit (provision)           (0.5)      (0.9)      19.0       13.7        4.2       (5.7)      (6.2)
                                      -------    -------    -------    -------    -------    -------    -------
Income from continuing operations        13.3       42.4       78.6       82.9        5.0       36.2       19.8
Discontinued operations:
  Loss from discontinued
     operations, net of tax                 -          -          -       (2.2)      (1.5)      (0.7)      (0.6)
  Loss on disposal                          -          -          -          -          -          -       (1.7)
                                      -------    -------    -------    -------    -------    -------    -------
Loss from discontinued operations           -          -          -       (2.2)      (1.5)      (0.7)      (2.3)
Income before cumulative effect of
  changes in accounting principles       13.3       42.4       78.6       80.7        3.5       35.5       17.5
Cumulative effect of changes in
  accounting principles, net of tax         -       (0.2)         -          -          -          -      (15.6)
                                      -------    -------    -------    -------    -------    -------    -------
Net income                            $  13.3    $  42.2    $  78.6    $  80.7    $   3.5    $  35.5    $   1.9
                                      =======    =======    =======    =======    =======    =======    =======
Basic earnings per common share:

  Income from continuing operations   $  0.59    $  1.81    $  3.29    $  2.99    $  0.16    $  1.13    $  0.61
  Loss from discontinued operations         -          -          -      (0.08)     (0.05)     (0.02)     (0.07)
  Cumulative effect of changes in
     accounting principles                  -      (0.01)         -          -          -          -      (0.48)
                                      -------    -------    -------    -------    -------    -------    -------
  Net income per common share         $  0.59    $  1.80    $  3.29    $  2.91    $  0.11    $  1.11    $  0.06
                                      =======    =======    =======    =======    =======    =======    =======
Diluted earnings per common share:

  Income from continuing operations   $  0.51    $  1.56    $  2.84    $  2.78    $  0.15    $  1.08    $  0.60
  Loss from discontinued operations         -          -          -      (0.08)     (0.04)     (0.02)     (0.07)
  Cumulative effect of changes in
     accounting principles                  -      (0.01)         -          -          -          -      (0.47)
                                      -------    -------    -------    -------    -------    -------    -------
  Net income per common share         $  0.51    $  1.55    $  2.84    $  2.70    $  0.11    $  1.06    $  0.06
                                      =======    =======    =======    =======    =======    =======    =======

                                                                                                           SIX MONTHS
                                                           YEAR ENDED DECEMBER 31                         ENDED JUNE 30
                                          --------------------------------------------------------    --------------------
                                            1998        1999        2000        2001        2002        2002        2003
                                          --------    --------    --------    --------    --------    --------    --------
BALANCE SHEET DATA (AT PERIOD END):
  Cash and equivalents                    $   64.4    $   23.5    $   13.1    $    9.3    $   12.9    $   13.3    $   16.5
  Installment contracts receivable, net      406.4       469.3       540.3       528.0       522.6       592.0       537.9
  Total assets                             1,128.8     1,348.6     1,560.6     1,716.9     1,771.9     1,840.3     1,752.6
  Total long-term debt                       488.0       603.4       691.9       665.2       726.8       716.9       723.7
  Stockholders' equity                       161.8       212.5       297.8       512.7       529.5       560.0       531.9

OTHER FINANCIAL DATA:
Cash provided by (used in):
  Operating activities                    $  (32.0)   $   39.1    $   49.2    $  101.8    $   53.5    $   26.9    $   31.4
  Investing activities                       (79.0)     (138.0)     (112.5)     (121.9)      (93.3)      (60.8)      (20.6)
  Financing activities                       113.7        58.0        52.9        16.3        43.4        37.8        (7.2)

Ratio of total debt to EBITDA (1)              4.8         4.1         3.6         3.2         3.6         6.7         7.7
Ratio of EBITDA (1) to interest expense        2.4         2.8         3.1         3.5         3.7         3.8         3.4
Ratio of earnings to fixed charges (2)         1.2         1.5         1.5         1.7         1.0         1.8         1.5

CLUB-RELATED DATA:
Total number of clubs at end of period         324         363         384         405         410         415         415
Clubs opened or acquired                        17          46          31          37          21          16           6
Clubs closed                                     6           7          10          16          16           6           1
Members at end of period                     3,630       3,698       3,827       3,936       3,957       3,978       3,978
Yield per average number of members (1)   $    170    $    197    $    227    $    239    $    262    $    132    $    137

(1) EBITDA as adjusted (excludes special charges).

(2) The ratio of earnings to fixed charges is computed by dividing fixed charges into earnings from continuing operations before income taxes plus fixed charges and amortization of capitalized interest less interest capitalized. Fixed charges consist of interest expense, interest capitalized and the estimated interest component of rent expense.

                     RECONCILIATION OF NET INCOME TO EBITDA

                                                                                                 SIX MONTHS
                                                         YEAR ENDED DECEMBER 31                 ENDED JUNE 30
                                            ----------------------------------------------    ----------------
                                             1998      1999      2000      2001      2002      2002      2003
                                            ------    ------    ------    ------    ------    ------    ------
Net Income                                  $ 13.3    $ 42.2    $ 78.6    $ 80.7    $  3.5    $ 35.5    $  1.9
  Add: Depreciation and amortization          48.3      52.9      65.6      72.9      74.3      36.4      38.6
   Interest expense                           41.5      52.4      62.1      58.8      55.5      28.2      27.9
   Income tax benefit (provision)              0.5       0.9     (19.0)    (13.7)     (4.2)      5.7       6.2
   Loss from discontinued operations             -         -         -       2.2       1.5       0.7       2.3
   Cumulative effect of accounting
    changes                                      -       0.2         -         -         -         -      15.6
                                            ------    ------    ------    ------    ------    ------    ------
EBITDA                                       103.6     148.6     187.3     200.9     130.6     106.5      92.5
Add (deduct):
   Stock-based compensation                      -         -         -         -       0.9         -       0.1
   Special charges                               -         -       6.5       6.7      72.2
   Other, net                                 (2.5)     (2.4)     (1.8)     (0.7)      0.6      (0.2)      1.8
                                            ------    ------    ------    ------    ------    ------    ------
EBITDA as adjusted                          $101.1    $146.2    $192.0    $206.9    $204.3    $106.3    $ 94.4
                                            ======    ======    ======    ======    ======    ======    ======